UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

ATARA BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 900 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    Entry into a Material Definitive Agreement.

On January 26, 2022, Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement” and the transactions contemplated thereby, the “Transaction”) by and between the Company, FUJIFILM Diosynth Biotechnologies California, Inc., a Delaware corporation (“FUJIFILM”), and for certain limited purposes, FUJIFILM Holdings America Corporation, a Delaware corporation, pursuant to which, among other things, the Company will sell, assign, transfer, convey and deliver to FUJIFILM all of the Company’s right, title and interest in and to certain assets related to the Atara T-Cell Operations and Manufacturing facility located at 2430 Conejo Spectrum Street, Thousand Oaks, California (the “ATOM Facility” and the transferred assets, the “Transferred Assets”). Under the terms of the Asset Purchase Agreement, FUJIFILM will pay the Company at closing (the “Closing”) $100 million in cash, plus or minus certain closing adjustments that may made pursuant to the Asset Purchase Agreement, including adjustments for certain materials inventory levels at Closing and potential delays in Closing by either party.

Pursuant to the terms of the Asset Purchase Agreement, FUJIFILM will also assume certain contracts, liabilities and obligations of the Company relating to the future operation of the ATOM Facility and the Transferred Assets, including future rent payments under the Company’s real property lease for the ATOM Facility. The Asset Purchase Agreement contains customary representations, warranties, covenants and termination rights, as well as indemnification provisions, subject to specified limitations. The Closing is expected to occur in the quarter ending June 30, 2022, subject to certain closing conditions, including clearance of the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Company and FUJIFILM have also entered into a Master Services and Supply Agreement (the “MSA”) which will become effective upon the Closing and could extend for up to 10 years. Pursuant to the MSA, FUJIFILM will supply the Company post-Closing with specified quantities of the Company’s cell therapy products (if approved) and product candidates, manufacturing in accordance with cGMP standards. The Company’s purchase commitments under the MSA are not exclusive to FUJIFILM. The Company and FUJIFILM have also entered into a Transition Services Agreement which will become effective upon the Closing pursuant to which the Company will provide transition support services, at FUJIFILM’s cost and expense, to assist FUJIFILM with the operation of the ATOM Facility for up to 12 months following the Closing (subject to extension under certain circumstances).

The foregoing summaries of the Asset Purchase Agreement and MSA do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022.

ITEM 2.02    Results of Operations and Financial Condition

On January 26, 2022, the Company issued a press release that provided, on a preliminary and unaudited basis, an estimate of its cash, cash equivalents and short-term investments as of December 31, 2021. The estimate is preliminary, has not been audited, is subject to change upon the audit of the Company’s financial statements for the year ended December 31, 2021 and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2021 or the Company’s results of operations for the year ended December 31, 2021. A copy of the Company’s press release, dated January 26, 2022, is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 2.02 of this report and the attached Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the entry into the Asset Purchase Agreement and effective as of January 31, 2022, Joseph Newell, the Company’s Executive Vice President and Chief Operations Officer, will transition from being an employee of the Company and become a consultant. Beginning on such date, Mr. Newell will commence providing consulting services to the Company for a two-year term. During the first year of the consultancy, Mr. Newell will be paid a consulting fee of $10,000 monthly for up to a specified number of consulting hours per month. During the second year of the consultancy, Mr. Newell will be paid a consulting fee of $5,000 monthly for up to a specified number of consulting hours per month. In each case, Mr. Newell will receive additional compensation of $250 per hour for additional time spent consulting for the Company in excess of such specified number of consulting hours. Mr. Newell’s outstanding equity awards will continue to vest during the consulting term. In connection with Mr. Newell’s transition from the Company and in accordance with the Amended and Restated Employment Agreement dated as of November 20, 2020 between Mr. Newell and the Company, Mr. Newell will be entitled to receive severance benefits of 12 months of base salary continuation and subject to his timely election of coverage, payment by the Company of up to 12 months of continued health care benefits.

Forward-looking Statements

This Current Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those relating to the Transaction and the Closing, including the Closing timing, as well as the Company’s estimated cash, cash equivalents and short-term investments as of December 31, 2021. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021, and in other documents that the Company files from time to time with the SEC, including but not limited to its Quarterly Reports on Form 10-Q. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

We hereby furnish the following exhibit, which shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended:

Exhibit No.	Description

99.1	Press Release, dated January 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President, General Counsel

Dated: January 26, 2022

4